SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 0-19922


                       MARCH 8, 2001 (MARCH 6, 2001)
              Date of Report (Date Of Earliest Event Reported)


                           THE BISYS GROUP, INC.
           (Exact name of Registrant as specified in its charter)


        DELAWARE                                             13-3532663
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                             Identification No.)


150 CLOVE ROAD, LITTLE FALLS, NJ                                   07424
(Address of Principal Executive Office)                          (Zip Code)


                               (973) 812-8600
            (Registrant's telephone number, including area code)


                                    NONE
    (Former name, former address and former fiscal year, if applicable)





ITEM 5.  OTHER EVENTS.


               On March 6, 2001, The BISYS Group, Inc. (the "Company") issued a press release announcing that it had commenced an offering of $200,000,000 aggregate principal amount of convertible subordinated notes due 2006 in a private offering made only to qualified institutional buyers and to certain persons in offshore transactions. A copy of the press release regarding the offering is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

               On March 7, 2001, the Company issued a second press release announcing that, pursuant to the offering described above, it had agreed to sell $250,000,000 principal amount of 4% convertible subordinated notes due 2006. The initial purchasers of the notes have a 30-day option to purchase up to an additional $50,000,000 principal amount of notes. A copy of the press release regarding the offering is attached as Exhibit 99.2 and is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit
   No.                Description
--------              -----------

99.1                  Press Release issued by The BISYS Group, Inc.
                      dated March 6, 2001.

99.2                  Press Release issued by The BISYS Group, Inc.
                      dated March 7, 2001.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    THE BISYS GROUP, INC.


                                    By: /s/ Kevin J. Dell
                                       ---------------------------------
                                            Kevin J. Dell
                                            Executive Vice President, General
                                            Counsel and Secretary


Date:  March 8, 2001




                           THE BISYS GROUP, INC.
                         CURRENT REPORT ON FORM 8-K
                 REPORT DATED MARCH 8, 2001 (MARCH 6, 2001)


                               EXHIBIT INDEX



EXHIBIT
   NO.                DESCRIPTION
--------              -----------

99.1                  Press Release issued by The BISYS Group, Inc. dated
                      March 6, 2001.

99.2                  Press Release issued by The BISYS Group, Inc. dated
                      March 7, 2001.